SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 16, 1999

                             COMPASS BANCSHARES, INC.
              ------------------------------------------------------
              (Exact Name Of Registrant As Specified In Its Charter)

                                   DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        0-6032                                             63-0593897
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(Commission File Number)	                (I.R.S. Employer Identification No.)

   15 South 20th Street, Birmingham, Alabama                     35233
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    (Address of Principal Executive Offices)                   (Zip Code)

                                (205) 933-3000
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             (Registrant's Telephone Number, Including Area Code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


(a) Information required by Item 304(a)(1) of Regulation S-K.

      i) KPMG Peat Marwick LLP was dismissed as the Registrant's independent accountants effective as of the close of business on August 16, 1999.

     ii) The reports of KPMG Peat Marwick LLP on the consolidated financial statements of the registrant at December 31, 1997 and December 31, 1998, and for the three years ended December 31, 1998, contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

    iii) The decision to change accountants was recommended by the Audit Committee of the Registrant's Board of Directors, and approved by the Board of Directors of the Registrant.


     iv) In connection with its audits for the two most recent fiscal years and through the date of dismissal there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG Peat Marwick LLP would have caused KPMG Peat Marwick LLP to make reference thereto in their report on the financial statements for such years.

      v) During the two most recent fiscal years and through the date of dismissal there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(b)   Information required by Item 304(a)(2) of Regulation S-K.

      The Registrant engaged Arthur Andersen LLP as its new independent accountants as of August 16, 1999. During the most recent two fiscal years and through the date of engagement, the Registrant has not consulted with Arthur Andersen LLP on items regarding either:
      (1) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Registrant's financial statements, or
      (2) the subject matter of a disagreement or reportable event with the Registrant's former auditor (as defined in Regulation S-K
      Item 304(a)(2)).

The Registrant has provided a copy of this disclosure to KPMG Peat Marwick LLP and has requested that KPMG Peat Marwick LLP provide it with a letter addressed to the SEC stating whether or not it agrees with the statements as set forth above. A copy of that letter, dated August 20, 1999, is filed as Exhibit 16 to this Form 8-K.

EXHIBITS

16. Letter from KPMG Peat Marwick LLP to the Securities and Exchange Commission dated August 20, 1999.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 1999                    COMPASS BANCSHARES, INC.

                                          By: /s/ Garrett R. Hegel
                                          ----------------------------
                                           Garrett R. Hegel
                                           Chief Financial Officer